IDEX MUTUAL FUNDS
                              IDEX AEGON TAX EXEMPT

         SUPPLEMENT DATED JUNE 5, 2000 TO PROSPECTUS DATED MARCH 1, 2000

At a Shareholders Meeting held on June 5, 2000, shareholders of IDEX AEGON Tax Exempt (the "Fund") of IDEX Mutual Funds approved Federated Investment Management Company as the new sub-adviser for the Fund effective June 15, 2000. Shareholders also approved amendments to the Fund's fundamental investment restrictions at that Meeting.

Also, effective June 15, 2000, the Fund will be named IDEX Federated Tax Exempt.

ISF00020